Business combinations - Summary of Acquisition of Suiteshare (Detail) - Suiteshare [Member] $ in Thousands	Dec. 31, 2022 USD ($)
Disclosure of detailed information about business combination [line items]
Amount paid in cash at the acquisition date	$ 1,816	[1]
Amount paid in shares	1,264
Amount paid in installments	151
Amount of earn-out to be paid in cash	227	[2]
Total consideration	$ 3,458

[1]	US$1,816 was paid on the acquisition date directly to the sellers.
[2]	According to the sales and purchase agreement (“SPA”), the seller could receive a maximum earn-out of US$1,699 which will be calculated and paid based on the Annual Recurring Revenue of Suiteshare.